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                                                                    EXHIBIT 10.6

THERAPEUTIC DISCOVERY CORPORATION
Executive Deferral Plan (EDP)
Master Plan Document
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Executive Deferral Plan (EDP)
Master Plan Document
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                              TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Article 1 Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .     1

Article 2 Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . .     5

     2.1  Selection By Committee. . . . . . . . . . . . . . . . . . . . .     5

     2.2  Plan Agreement, Election Form and Beneficiary Election Form . .     5

Article 3 Commitments, Interest and Participation . . . . . . . . . . . .     5

     3.1  Participant Deferral Amount Commitment. . . . . . . . . . . . .     5

     3.2  Deferral Amounts. . . . . . . . . . . . . . . . . . . . . . . .     5

     3.3  Pre-Distribution Crediting Rate . . . . . . . . . . . . . . . .     6

     3.4  Distribution Rate . . . . . . . . . . . . . . . . . . . . . . .     6

     3.5  Termination of Participation. . . . . . . . . . . . . . . . . .     6

     3.6  Unforeseeable Financial Emergency . . . . . . . . . . . . . . .     6

Article 4 7th Year Distribution . . . . . . . . . . . . . . . . . . . . .     7

     4.1  7th Year Distribution . . . . . . . . . . . . . . . . . . . . .     7

     4.2  Timing of Election. . . . . . . . . . . . . . . . . . . . . . .     7

     4.3  Payment of Distribution . . . . . . . . . . . . . . . . . . . .     7

     4.4  Secondary Account Balance . . . . . . . . . . . . . . . . . . .     7

Article 5 Retirement Benefit. . . . . . . . . . . . . . . . . . . . . . .     8

     5.1  Retirement Benefit. . . . . . . . . . . . . . . . . . . . . . .     8

     5.2  Rate of Interest for Retirement Benefit; Vesting. . . . . . . .     8

     5.3  Commencement of Retirement Benefits . . . . . . . . . . . . . .     8

     5.4  Death Prior to Completion of Retirement Benefits. . . . . . . .     8

     5.5  Withdrawal Election . . . . . . . . . . . . . . . . . . . . . .     8

Article 6 Survivor Benefit. . . . . . . . . . . . . . . . . . . . . . . .     9

     6.1  Survivor Benefit. . . . . . . . . . . . . . . . . . . . . . . .     9

     6.2  Amount of Survivor Benefit. . . . . . . . . . . . . . . . . . .     9

     6.3  Benefit Period. . . . . . . . . . . . . . . . . . . . . . . . .     9

     6.4  Eligibility Requirements for Survivor Benefit . . . . . . . . .     9


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Executive Deferral Plan (EDP)
Master Plan Document
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Article 7 Termination Benefit . . . . . . . . . . . . . . . . . . . . . .    10

     7.1  Termination Benefit . . . . . . . . . . . . . . . . . . . . . .    10

     7.2  Primary Account Balance . . . . . . . . . . . . . . . . . . . .    10

     7.3  Secondary Account Balance . . . . . . . . . . . . . . . . . . .    10

     7.4  Payment of Benefit. . . . . . . . . . . . . . . . . . . . . . .    10

Article 8 Disability Benefit. . . . . . . . . . . . . . . . . . . . . . .    11

     8.1  Amount of Disability Benefit. . . . . . . . . . . . . . . . . .    11

Article 9 Beneficiary Designation . . . . . . . . . . . . . . . . . . . .    11

     9.1  Beneficiary Designation . . . . . . . . . . . . . . . . . . . .    11

     9.2  Change of Beneficiary Designation . . . . . . . . . . . . . . .    11

     9.3  No Participant Designation. . . . . . . . . . . . . . . . . . .    11

     9.4  Effect of Payment . . . . . . . . . . . . . . . . . . . . . . .    11

Article 1O Plan Termination, Amendment or Modification. . . . . . . . . .    12

     10.1 Plan Termination. . . . . . . . . . . . . . . . . . . . . . . .    12

     10.2 Amendment or Modification . . . . . . . . . . . . . . . . . . .    12

     10.3 Change in Control . . . . . . . . . . . . . . . . . . . . . . .    12

     10.4 Effect of Payment . . . . . . . . . . . . . . . . . . . . . . .    12

Article 11 Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13

     11.1 Establishment of the Trust; Premium . . . . . . . . . . . . . .    13

     11.2 Interrelationship of the Plan and the Trust . . . . . . . . . .    13

Article 12 Claims Procedures. . . . . . . . . . . . . . . . . . . . . . .    13

     12.1 Presentation of Claim . . . . . . . . . . . . . . . . . . . . .    13

     12.2 Notification of Decision. . . . . . . . . . . . . . . . . . . .    13

     12.3 Review of a Denied Claim. . . . . . . . . . . . . . . . . . . .    14

     12.4 Decision on Review. . . . . . . . . . . . . . . . . . . . . . .    14

     12.5 Legal Action. . . . . . . . . . . . . . . . . . . . . . . . . .    14


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Executive Deferral Plan (EDP)
Master Plan Document
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Article 13 Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . .    15

    13.1  Unsecured General Creditor. . . . . . . . . . . . . . . . . . .    15

    13.2  Nonassignability. . . . . . . . . . . . . . . . . . . . . . . .    15

    13.3  Not a Contract of Employment. . . . . . . . . . . . . . . . . .    15

    13.4  Protective Provisions . . . . . . . . . . . . . . . . . . . . .    15

    13.5  Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15

    13.6  Captions. . . . . . . . . . . . . . . . . . . . . . . . . . . .    16

    13.7  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . .    16

    13.8  Validity. . . . . . . . . . . . . . . . . . . . . . . . . . . .    16

    13.9  Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16

    13.10 Successors. . . . . . . . . . . . . . . . . . . . . . . . . . .    16

    13.11 Spouse's Interest . . . . . . . . . . . . . . . . . . . . . . .    16

    13.12 Distribution in the Event of Taxation . . . . . . . . . . . . .    17

    13.13 Incompetent . . . . . . . . . . . . . . . . . . . . . . . . . .    17

Article 14 Administration . . . . . . . . . . . . . . . . . . . . . . . .    17

    14.1  Committee Duties. . . . . . . . . . . . . . . . . . . . . . . .    17

    14.2  Agents. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17

    14.3  Binding Effect of Decision. . . . . . . . . . . . . . . . . . .    18

    14.4  Indemnity of Committee. . . . . . . . . . . . . . . . . . . . .    18

    14.5  Company Information . . . . . . . . . . . . . . . . . . . . . .    18

    14.6  Change in Payments. . . . . . . . . . . . . . . . . . . . . . .    18


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THERAPEUTIC DISCOVERY CORPORATION
Executive Deferral Plan (EDP)
Master Plan Document
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                         THERAPEUTIC DISCOVERY CORPORATION

                              EXECUTIVE DEFERRAL PLAN

                                      Purpose

     The primary purpose of the Executive Deferral Plan (the "EDP" or "Plan") of Therapeutic Discovery Corporation, a Delaware corporation ("TDC") is to help attract and maintain high caliber management. It is the intention of TDC that the Plan be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.

                                      Article I
                                     Definitions

     For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Affiliate" shall mean any corporation or entity in which TDC has at least twenty-five percent (25%) of the voting control through ownership of equity securities or otherwise.

1.2 "Base Rate" shall be the greater of ten percent (10%) or Moody's Seasoned Corporate Bond Rate, measured on the November 1 prior to that Plan Year.

1.3 "Beneficiary" shall mean the person or persons, or the entity designated by a Participant to receive any benefits payable under this Plan upon the death of such Participant.

1.4 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.5 "Bonus Award" shall mean any cash bonus awarded to the Participant under the provisions of any of the Company's bonus plans relating to the calendar year prior to the Plan Year. Such Bonus Award shall be credited to the Participant's EDP Account as of January 1 of the Plan Year.


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Master Plan Document
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1.6  "Change in Control" shall mean the first to occur of the following events:

     a) Any "person" (as that term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act")) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange
         Act), directly or indirectly, of 50% or more of TDC's capital stock entitled to vote in the election of directors (however, the option of ALZA Corporation ("ALZA") to acquire the shares of TDC (the "Purchase Option") shall not be deemed, for purposes of this Plan, to be a "Change of Control," unless or until the Purchase Option is exercised.);

     b) During any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors of TDC cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by TDC's stockholders of each new director was approved by a vote of at least three-quarters of the directors still in office of TDC who were directors at the beginning of the period;

     c) Any consolidation or merger of TDC, other than a merger of TDC in which the holders of the common stock of TDC immediately prior to the merger hold more than 50% of the common stock of the surviving corporation immediately after the merger;

     d) The stockholders of TDC approve any plan or proposal for the liquidation or dissolution of TDC; or

     e) Substantially all of the assets of TDC are sold or otherwise transferred to parties that are not within a "controlled group of corporations" (as defined in Section 1563 of the Internal Revenue Code of 1986, as amended) in which TDC is a member.

1.7 "Committee" shall mean the administrative committee appointed to manage and administer the Plan in accordance with its provisions pursuant to Article 14, which Committee shall be the Compensation Committee of the Board of Directors unless otherwise determined by the Board of Directors.

1.8 "Company" shall mean Therapeutic Discovery Corporation, a Delaware corporation, and any subsidiary or Affiliate thereof.

1.9 "Deferral Amounts" shall mean the amount of Salary and Bonus Award for a calendar year deferred by a Participant pursuant to the election made on the Election Form.

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Master Plan Document
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1.10 "Disability" shall mean a period of disability during which a Participant qualifies for benefits under the Company's group long-term disability plan or, if a Participant does not participate in such plan, a period of disability during which the Participant would have qualified for benefits under such plan had the Participant been a participant in such plan, as determined in the sole discretion of the Committee.

1.11 "EDP Account" shall mean the account comprised of the Participant's Deferral Amounts and interest credited thereon, which shall be equal to the sum of the Primary Account Balance and the Secondary Account Balance. EDP Accounts shall be maintained for each Participant. A Participant's EDP Account shall be utilized solely as a device for the measurement and determination of the amounts to be paid to the Participant pursuant to this Plan. A Participant's EDP Account shall not constitute or be treated as a trust fund.

1.12 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.13 "Moody's Seasoned Corporate Bond Rate" shall mean the applicable "Seasoned Corporate Bond" rate, which is an arithmetic average of yields of representative bonds, including industrials, public utilities, Aaa, Aa, A and Baa bonds as published by Moody's Investors Service, Inc. or any successor to that service.

1.14 "Participant" shall mean directors of the Company and senior level management who are selected for participation in the Plan by the Committee and who elect to participate by executing and delivering to the Committee the Plan Agreement, the Election Form and the Beneficiary Designation Form.

1.15 "Plan" shall mean the Executive Deferral Plan of the Company, which shall be defined by this instrument and by the Plan Agreement, as may be amended from time to time.

1.16 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between the Company and a Participant. Each Plan Agreement executed by a Participant shall provide for the entire benefit to which such Participant is entitled to under the Plan, and the Plan Agreement bearing the latest date of acceptance by the Committee shall govern such entitlement.

1.17 "Plan Year" shall mean calendar year 1996 and subsequent calendar years thereafter.

1.18 "Preferred Rate" shall mean 125% of the Base Rate. The Preferred Rate for the 1996 Plan Year shall be twelve and one half percent (12.5%).

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Master Plan Document
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1.19 "Primary Account Balance" shall equal the Participant's Deferral Amounts, plus compounded interest credited yearly thereon at the Standard Rate, all as determined in accordance with Section 3.3 below.

1.20 "Retirement" and "Retire" shall mean termination of employment or severance of a directorship with the Company (i) on or after the attainment of age sixty-five (65) or (ii) at a time when the sum of age at last birthday ("Rule of 70") plus Years of Service equal 70 or more.

1.21 "Salary" shall mean annual salaries and wages before 401(k) and other qualified plan reductions and amounts deferred pursuant to this Plan excluding, however, moving allowances, participation in clinical studies, income arising from stock option plans, imputed income due to fringe benefits, bonuses (including Bonus Awards) or similar items paid to the Participant.

1.22 "Secondary Account Balance" shall equal that portion of the cumulative interest on the EDP Account, determined in accordance with Section 3.3 below, that is equal to the sum of (i) the difference between the interest on the Primary Account accrued at the Preferred Rate and the interest on the Primary Account accrued at the Standard Rate, and (ii) the yearly interest at the Preferred Rate on the Secondary Account itself.

1.23 "Standard Rate" shall mean fifty percent (50%) of the Preferred Rate. The Standard Rate for the 1996 Plan Year shall be six and one quarter percent (6.25%).

1.24 "Termination of Employment" shall mean the ceasing of employment or directorship with the Company, voluntarily or involuntarily, for any reason other than Retirement, Disability, or death. If a Participant is both an employee and a Director, a Termination of Employment shall occur only upon the termination of the last position held.

1.25 "Trust" shall mean the trust that may be established by the Company, in its sole discretion, to which assets may be transferred to for the purpose of paying benefits under this Plan.

1.26 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee."


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1.27 "Years of Service" shall mean the total number of years in which a
     Participant has been employed by the Company and has completed in each of those years 1,000 hours of service. For purposes of this definition only, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that for the first year of employment commences on the employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. For a non-employee Director Participant, "Years of Service" shall mean service as a Director during any part of a calendar year.

                                      Article 2
                                     Eligibility

2.1 SELECTION BY COMMITTEE. The Committee shall have the sole discretion to determine the individuals who, in accordance with the purpose of the Plan, will be eligible to become Participants.

2.2 PLAN AGREEMENT, ELECTION FORM AND BENEFICIARY ELECTION FORM. As a condition of participation, each Participant shall complete, execute and return to the Committee prior to the commencement of the Plan Year for which the Participant is to commence participation in the Plan, a Plan Agreement, an Election Form and a Beneficiary Designation Form. In subsequent Plan Years, a Participant shall complete, execute and return to the Committee an Election Form.

                                       Article 3
                       Commitments, Interest and Participation

3.1 PARTICIPANT DEFERRAL AMOUNT COMMITMENT. Pursuant to the Election Form delivered to the Committee prior to the commencement of a Plan Year, the Participant may elect for each Plan Year to defer up to fifty percent (50%) of his/her Salary and up to one hundred percent (100%), in each case in full percentage points, of his/her Bonus Award, subject to the limitations of Section 3.2 below.

3.2 DEFERRAL AMOUNTS. If Salary is deferred by a Participant, the minimum rate of deferral shall be $200 per month ($2,400/calendar year) Deferral Amounts must be in increments of one hundred dollars ($100). Bonus Awards may be deferred independently of Salary deferrals.


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Master Plan Document
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3.3  PRE-DISTRIBUTION CREDITING RATE.  Subject to the provisions and limitations of the Plan, interest shall be credited at the Preferred Rate on the EDP Account balance annually on the last day of each Plan Year as though all Deferral Amounts, if any, for that Plan Year were made on July 1 of the Plan Year. Despite the foregoing, in the event of a Participants death, Retirement or Termination of Employment prior to the last day of a Plan Year, interest for that Plan Year shall be credited on the EDP Account balance up to the day prior to the Participant's death, Retirement or Termination of Employment as though all Deferral Amounts, if any, for that Plan Year were made on January 1 of the Plan Year.

3.4 DISTRIBUTION RATE. If, pursuant to the terms of the Plan, a Participant or Beneficiary is entitled to receive his or her benefit (other than the 7th Year Distribution) in installments, the crediting rate on the undistributed portion of the benefits for all periods following the last day of the month prior to the date upon which the Participant is no longer an employee or Director shall be one of two fixed rates as specified in the Plan. The "Preferred Distribution Rate" shall be composed of the average Preferred Rate for the last five (5) Plan Years prior to the commencement of the installment payments, including the Plan Year in which the Participant terminates employment, or if the Participant has participated in the Plan for less than five (5) Plan Years, the average of such rates for the number of Plan Years that the Participant has participated in the Plan. The "Standard Distribution Rate" shall be composed of the average Standard Rate for the last five (5) Plan Years prior to the commencement of the installment payments, including the Plan Year in which the Participant terminates employment, or if the Participant has participated in the Plan for less than five (5) Plan Years, the average of such rates for the number of Plan Years that the Participant has participated in the Plan.

3.5 TERMINATION OF PARTICIPATION. A Participant who remains an employee or director of the Company may not terminate participation in the Plan for any reason other than those outlined in Section 3.6, Article 5, Article 6,
     Article 7, Article 8 or Section 10.1.

3.6 UNFORESEEABLE FINANCIAL EMERGENCY. In the case of Unforeseeable Financial Emergency, the Committee may, at its discretion, allow the Participant to discontinue deferrals, terminate participation or receive a payout from the Plan. The amount of such payout shall be at the discretion of the Committee, provided that such payout shall not exceed the lesser of (i) the Participant's EDP Account balance, or (ii) the amount reasonably needed to satisfy the Unforeseeable Financial Emergency.


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                                    Article 4
                             7th Year Distribution

4.1 7TH YEAR DISTRIBUTION. Except as provided in this Article 4, no distribution shall be made to a Participant or his or her Beneficiary under the Plan until death, Retirement, Disability, Termination of Employment, or Unforeseeable Financial Emergency. In connection with each election to defer an annual Deferral Amount (as provided in Section 4.2 below), a Participant may elect to receive a future "7th Year Distribution" from the Plan with respect to that annual Deferral Amount.

4.2 TIMING OF ELECTION. Prior to December 31 of the Plan Year immediately preceding the Plan Year for which a deferral election is being made, the Participant shall elect to:

     a) receive that Deferral Amount plus interest (as specified below) as a 7th Year Distribution, or

     b) leave that Deferral Amount in the EDP Account until such time as distributions are required by the other provisions of the Plan.

     Such election shall be made on the Election Form. If the Participant chooses to receive the 7th Year Distribution, he/she shall receive from the EDP Account an amount equal to the Primary Account Balance as of the last day of the Plan Year that is seven years after the last day of the calendar year prior to the first Plan Year in which he or she commences participation in the Plan.

4.3 PAYMENT OF DISTRIBUTION. The payment shall be made in a lump sum within 90 days of the last day of the Primary Account Balance measurement date provided in Section 4.2 above.

4.4 SECONDARY ACCOUNT BALANCE. If the Primary Account Balance is fully distributed in accordance with this Article 4, the Secondary Account Balance shall constitute the entire EDP Account and shall be paid in accordance with the terms and provisions of this Plan.


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Master Plan Document
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                                    Article 5
                               Retirement Benefit

5.1 RETIREMENT BENEFIT. A Participant who Retires shall become eligible to receive, in accordance with this Article, his or her EDP Account (the "Retirement Benefit").

5.2 RATE OF INTEREST FOR RETIREMENT BENEFIT; VESTING. Upon a Participant's Retirement, the interest on his/her unpaid EDP Account will be based on the Preferred Distribution Rate. If it has not already done so, a Participant's Secondary Account Balance shall vest upon his or her Retirement.

5.3 COMMENCEMENT OF RETIREMENT BENEFITS. Retirement Benefits shall be paid over a fifteen (15) year period, payable annually. Other methods of payment shall be at the sole discretion of the Committee. The initial annual Retirement Benefit payment shall commence within thirty (30) days of actual Retirement. All subsequent annual payments shall be made prior to February 28 of each calendar year thereafter until the Participant's EDP Account balance is paid in full.

5.4 DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFITS. If a retired Participant dies before the applicable Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and be paid to that Participant's Beneficiary.

5.5 WITHDRAWAL ELECTION. A Participant who is eligible to and is receiving a Retirement Benefit under the Plan may elect, at any time, to withdraw the then remaining unpaid portion of his or her EDP Account balance less a 10% withdrawal penalty (the net amount shall be referred to as the "Withdrawal Amount"). No partial withdrawals of that balance shall be allowed. The Participant shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The penalty shall be equal to 10% of the Participant's remaining EDP Account Balance determined immediately prior to the withdrawal. The Participant shall be paid the Withdrawal Amount within 60 days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan in the future.

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                                    Article 6
                                Survivor Benefit

6.1 SURVIVOR BENEFIT. If a Participant dies before Retirement, Termination of Employment or a Disability, the Company will pay the benefit described in this Article (the "Survivor's Benefit") to the designated Beneficiary of the Participant, in lieu of the Retirement Benefits.

6.2 AMOUNT OF SURVIVOR BENEFIT. The Survivor Benefit shall equal the existing EDP Account Balance at the time of death.

6.3 BENEFIT PERIOD. The Survivor Benefit shall be paid in a lump sum or over a period of time not to exceed 15 years, with interest credited on the unpaid balance at the Standard Distribution Rate, as follows:

              Balance of EDP Account       Payment
             ------------------------    -----------
             Up to $100,000             One Lump Sum
             $100,001 - $250,000           5 Years
             $250,001 - $500,000          10 Years
             $500,001 or More             15 Years

     The Committee shall have the sole discretion to decide the number of benefit payments. The lump sum payment, or the initial installment payment, of the Survivor Benefit shall commence within ninety (90) days of the Participant's death. Any subsequent annual installment payments shall be made prior to February 28 of each calendar year thereafter until the Participant's EDP Account balance is paid in full.

6.4 ELIGIBILITY REQUIREMENTS FOR SURVIVOR BENEFIT. The obligation of the Company to pay the Survivor Benefit to any Beneficiary shall exist only if:

     a) at the time of death, the Participant (i) was employed by the Company or was a director of the Company, (ii) was on an authorized leave of absence, or (iii) was absent from employment due to Disability, and, in each such case, had not yet begun receiving the Retirement Benefit; and

     b) proof of death, in such form as reasonably deemed acceptable by the Committee, is furnished.


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Executive Deferral Plan (EDP)
Master Plan Document
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                                    Article 7
                               Termination Benefit

7.1 TERMINATION BENEFIT. The Participant who for any reason experiences a Termination of Employment prior to his or her Retirement, death or Disability shall be entitled to a Termination Benefit in accordance with this Article.

7.2 PRIMARY ACCOUNT BALANCE. The Participant terminating at any time shall be entitled to his or her Primary Account Balance.

7.3 SECONDARY ACCOUNT BALANCE. The terminating Participant shall be entitled to the vested portion of his or her Secondary Account Balance in accordance with the vesting schedule contained below, which describes the vesting of the accrued interest on each annual Deferral Amount:

                                                  Vested Percentage of
                                                  Accrued Interest With
                                                  Respect to Each Annual
                                                  Deferral Amount in
     Date of Termination                          Secondary Account Balance
     -------------------                          -------------------------

     Prior to the beginning of
     the eighth Plan Year
     following the Plan Year in
     which an Annual Deferral
     Amount is Deferral                                    0%

     On or after the beginning
     of the eighth Plan Year
     following the Plan Year in
     which an Annual Deferral
     Amount is Deferred                                   100%

     Unvested Secondary Account Balances are forfeited at the date of Termination of Employment.

7.4 PAYMENT OF BENEFIT. Payment of the Primary Account Balance and the Secondary Account balance shall be made in a lump sum within ninety (90) days of the Participant's Termination of Employment.


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Executive Deferral Plan (EDP)
Master Plan Document
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                                    Article 8
                               Disability Benefit

8.1 AMOUNT OF DISABILITY BENEFIT. In the case of the Disability of the Participant, the Committee may, at anytime during the Disability period and in its sole discretion, allow the Participant to discontinue deferrals and to continue to be eligible for benefits under Articles 4, 5, 6 or 7 (in accordance with those Articles), or terminate participation and receive a "Disability Benefit" in accordance with this Article 8. The amount of the Disability Benefit shall be equal to the Participant's existing EDP Account balance, as of the date the Committee makes a determination to terminate the Participant's participation in the Plan. The Disability Benefit payout shall be at the discretion of the Committee, provided that such payout shall begin within ninety (90) days of such determination and shall not exceed 15 years in total. The unpaid balance shall be credited with interest at the Standard Distribution Rate from the date of the determination through completion of payout.

                                     Article 9
                              Beneficiary Designation

9.1 BENEFICIARY DESIGNATION. Each Participant shall have the right, at any time, to designate any person or persons as Beneficiary or Beneficiaries (both principal as well as contingent) to whom benefits under this Plan shall be paid in the event of the Participant's death prior to complete distribution of the benefits due under this Plan.

9.2 CHANGE OF BENEFICIARY DESIGNATION. Any Beneficiary designation may be changed by a Participant at any time by filing a new Beneficiary Designation Form with the Committee and shall become effective only when received, accepted and acknowledged by the Company in writing. The filing and acceptance of a new Beneficiary Designation Form will cancel all Beneficiary Designations previously filed. The Committee shall be entitled to rely on the last designation filed by the Participant prior to death. Despite the foregoing, if the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee.

9.3 NO PARTICIPANT DESIGNATION. If a Participant fails to designate a Beneficiary as provided above, or if all designated Beneficiaries predecease the Participant, or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be the surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan shall be payable to the Participant's estate.

9.4 EFFECT OF PAYMENT. The payment of benefits under the Plan to the deemed Beneficiary shall completely discharge the Company's obligations under this Plan.


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Executive Deferral Plan (EDP)
Master Plan Document
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                                    Article 10
                    Plan Termination, Amendment or Modification

10.1 PLAN TERMINATION. The Company reserves the right to terminate the Plan at any time. Upon termination of the Plan, the Participants' then existing EDP Accounts, including interest earned through the date of such termination, shall be paid out as if each Participant Retired on the date of termination. Prior to a Change in Control, the Company reserves the right, at its sole discretion and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or in annual installments for up to 15 years, with interest credited on the unpaid balance using the Preferred Distribution Rate. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided, however, that the Company shall have the right to pay any remaining EDP Account balance in a lump sum.

10.2 AMENDMENT OR MODIFICATION. The Company may, at any time, amend or modify the Plan in whole or in part, provided, however, that no amendment or modification shall be effective to decrease or restrict any EDP Account balance, calculated as if the Participant experienced a Termination of Employment as of the effective date of the amendment or modification, or if the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification, provided that the Committee has the right to make a lump sum payment of all remaining balances.

10.3 CHANGE IN CONTROL. If a Change in Control occurs, a Participant shall immediately become vested in his or her Secondary Account Balance. If the Change of Control is due to the exercise of the Purchase Option by ALZA and the Participant becomes an employee of ALZA in connection with the Change of Control, then the Participant will no be deemed to have "Retired" or to have a "Termination of Employment" from the Company for purposes of this Plan, and this Plan will continue, with respect to such Participant, as an ALZA plan, subject to the approval of ALZA's Board of Directors. If (i) the Participant does not become an ALZA employee upon such Change of Control or (ii) the ALZA Board of Director does not approve the continuation of this Plan as an ALZA plan, then the Participant's EDP Account shall be paid to the Participant in three equal annual installments, the first within sixty days of the decision of the ALZA Board of Directors, or the last day of employment with the Company, whichever is applicable. Interest shall accrue at the Preferred Rate on all unpaid amounts.

10.4 EFFECT OF PAYMENT. The full payment of the applicable benefit under Articles 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

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Executive Deferral Plan (EDP)
Master Plan Document
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                                    Article 11
                                      Trust

11.1 ESTABLISHMENT OF THE TRUST; PREMIUM. The Company may establish, in its sole discretion, the Trust and, if so established, shall at least annually transfer over to the Trust such assets as the Committee determines, in its sole discretion, are necessary to provide for some or all of the Company's future liabilities under the Plan.

11.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and each Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust, if the Trust is established, shall govern the rights of the Company, a Participant, a Participants' Beneficiary and the Company's creditors as to the assets of the Trust. The Company shall at all times remain liable to carry out its obligations under the Plan. The Company's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust.

                                     Article 12
                                 Claims Procedures

12.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

12.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within 60 days of receipt of that claim, and shall notify the Claimant in writing:

     a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

            (i) the specific reason(s) for the denial of the claim, or any part of it;

            (ii) the specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

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Master Plan Document
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            (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

            (iv)  an explanation of the claim review procedure set forth in
                  Section 12.3 below.

12.3 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     c)  may review pertinent documents;

     d)  may submit written comments or other documents; and/or

     e) may request a hearing, which the Committee, in its sole discretion, may grant.

12.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     d)  specific reasons for the decision;

     e) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     f)  such other matters as the Committee deems relevant.

12.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 12 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.


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Executive Deferral Plan (EDP)
Master Plan Document
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                                   Article 13
                                 Miscellaneous

13.1 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs and successors shall have the status of general unsecured creditors of the Company, and the Plan constitutes a mere promise by the Company to make benefit payments in the future.

13.2 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate, or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

13.3 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Company and the Participant, and the Participant (or Beneficiary) shall have no rights against the Company except as may otherwise be specifically provided herein. Such employment is acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided in a written employment agreement. Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Company or to interfere with the right of the Company to discipline or discharge him at any time.

13.4 PROTECTIVE PROVISIONS. A Participant will cooperate with the Company by furnishing any and all information requested by the Company in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as the Company may deem necessary, and taking such other action as may be requested by the Company.

13.5 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or in the singular, as the case may be, in all cases where they would so apply.

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Master Plan Document
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13.6  CAPTIONS.  The captions of the articles, sections and paragraphs of this
      Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

13.7 GOVERNING LAW. The provisions of this Plan shall be construed and interpreted according to the laws of the State of California.

13.8 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

13.9 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail or facsimile transmission, to:

                       Therapeutic Discovery Corporation
                       Executive Deferral Plan Committee
                                1375 California
                                P.O. Box 10051
                           Palo Alto, CA 94303-0806

      Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

13.10 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Company and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all, or substantially all, of the business and assets of the Company, and successors or any such corporation or other business entity.

13.11 SPOUSE'S INTEREST. Interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.


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Master Plan Document
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13.12 DISTRIBUTION IN THE EVENT OF TAXATION.  If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee for a distribution of assets sufficient to meet the Participant's tax liability (including additions to tax, penalties and interest). Upon the grant of such a petition, which grant shall not be unreasonably withheld, the Company shall distribute to the Participant funds in an amount equal to that Participant's federal, state and local tax liability associated with such taxation (which amount shall not exceed a Participant's accrued benefit under the Plan), which liability shall be measured by using that Participant's then current highest federal, state and local marginal tax rate, plus the rates or amounts for the applicable additions to tax, penalties and interest. If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

13.13 INCOMPETENT. In the event that it shall be found upon evidence satisfactory to the Committee that any Participant or Beneficiary to whom a benefit is payable under this Plan is unable to care for his or her affairs because of illness or accident, any payment due (unless prior claim had been made by a duly authorized guardian or other legal representative) may be paid, upon appropriate indemnification of the Committee, to the spouse of such person or any other person deemed by the Committee to have incurred expense for such Participant. Any such payment shall be a payment out of the account of the Participant and shall be a complete discharge of any liability of the Plan for such payment amount.

                                        Article 14
                                      Administration

14.1 COMMITTEE DUTIES. This Plan shall be administered by the Committee. The Committee shall also have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

14.2 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit and may from time to time consult with counsel who may be counsel to the Company.


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Master Plan Document
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14.3 BINDING EFFECT OF DECISIONS.  The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation, and application of the Plan, and the rules and regulations promulgated hereunder, shall be final and conclusive, and binding upon all persons having any interest in the Plan.

14.4 INDEMNITY OF COMMITTEE. The Company shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members.

14.5 COMPANY INFORMATION. To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the salary of all Participants, the date and circumstances of the retirement disability, death, or termination of employment of all Participants, and such other pertinent information as the Committee may reasonably require.

14.6 CHANGE IN PAYMENTS. The Committee shall have the power, at its sole discretion, to change the manner and timing of payments to be made to a Participant or Beneficiary from that which would be otherwise payable.



IN WITNESS WHEREOF the Company has signed this Master Plan Document this_____day of________________,1996.


Company:                                     Therapeutic Discovery Corporation,
                                             a Delaware corporation

                                             By: /s/ Gary L. Neil
                                                --------------------------------
                                             Its: President
                                                 -------------------------------

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